                                                                    Exhibit 99.3


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[840,000,557] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2



                                  [SURF LOGO]



                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                  MAY [9], 2005



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE                FULL DOC   NO DOC     STATED (NIV) DOC   ALL DOCS       WAC     AVG PRIN BAL   CURRENT LTV
----------                --------   ------     ----------------   --------       ---     ------------   -----------
(50 increment)
NOT AVAILABLE               0.08%     0.00%           0.01%          0.09%       0.09011    83641.63       0.7719
451 TO 500                  0.04%     0.00%           0.00%          0.04%       0.08415   157536.78       0.8395
501 TO 550                  6.32%     0.21%           1.17%          7.70%       0.07676   147265.90       0.7635
551 TO 600                 23.24%     0.55%           5.91%         29.70%       0.07484   140935.54       0.8124
601 TO 650                 23.67%     0.73%          17.36%         41.76%       0.07185   133540.57       0.8472
651 TO 700                  4.78%     0.14%          11.37%         16.28%       0.07153   122132.97       0.8435
701 TO 750                  0.50%     0.00%           2.93%          3.43%       0.07099   113904.29       0.8341
751 TO 800                  0.12%     0.00%           0.84%          0.96%       0.07291   124537.33       0.8376
801 TO 850                  0.00%     0.00%           0.03%          0.04%       0.07501   104787.93       0.8553
TOTAL                      58.74%     1.63%          39.62%        100.00%       0.07307   133587.87       0.8292


LTV & FICO

CURRENT LTV                  NA       451-500         501-550       551-600     601-650        651-700        701-750     751-800
-----------                  --       -------         -------       -------     -------        -------        -------     -------
(10 increment)
0.01 TO 10.00               0.00%       0.00%           0.00%        0.00%       0.00%          0.00%          0.00%       0.00%
10.01 TO 20.00              0.00%       0.00%           0.01%        0.01%       0.00%          0.00%          0.00%       0.00%
20.01 TO 30.00              0.00%       0.00%           0.00%        0.02%       0.00%          0.00%          0.00%       0.00%
30.01 TO 40.00              0.00%       0.00%           0.05%        0.05%       0.02%          0.03%          0.00%       0.00%
40.01 TO 50.00              0.00%       0.00%           0.19%        0.30%       0.12%          0.02%          0.00%       0.00%
50.01 TO 60.00              0.00%       0.00%           0.38%        0.80%       0.47%          0.13%          0.03%       0.00%
60.01 TO 70.00              0.01%       0.00%           1.17%        1.74%       0.98%          0.09%          0.00%       0.00%
70.01 TO 80.00              0.08%       0.01%           3.40%       13.81%      19.29%         10.37%          2.70%       0.77%
80.01 TO 90.00              0.00%       0.03%           2.48%       10.59%      11.48%          2.07%          0.06%       0.00%
90.01 TO 100.00             0.00%       0.00%           0.02%        2.37%       9.40%          3.58%          0.64%       0.19%
TOTAL                       0.09%       0.04%           7.70%       29.70%      41.76%         16.28%          3.43%       0.96%

CURRENT LTV                   801-850   TOTAL      AVG PRIN BAL      WAC         GROSS MARGIN   LITE DOC     STATED DOC
-----------                   -------   -----      ------------      ---         ------------   --------     ----------
(10 increment)
0.01 TO 10.00                  0.00%     0.00%       3383.01        6.99000        5.98000        0.00           0.00
10.01 TO 20.00                 0.00%     0.01%       49868.33       7.31258        6.25000        0.00           0.00
20.01 TO 30.00                 0.00%     0.02%       66119.61       7.50300        6.70773        0.00           25.13
30.01 TO 40.00                 0.00%     0.15%       106165.17      7.10179        6.16517        0.00           36.18
40.01 TO 50.00                 0.00%     0.63%       143253.17      7.04399        6.38876        6.12           33.89
50.01 TO 60.00                 0.00%     1.79%       169301.63      6.67870        5.74998        0.00           31.99
60.01 TO 70.00                 0.00%     4.00%       169489.58      6.95607        6.05446        1.44           39.12
70.01 TO 80.00                 0.03%    50.46%       151489.76      6.91543        5.97795        1.10           44.37
80.01 TO 90.00                 0.00%    26.72%       170651.32      7.23156        6.30415        2.32           32.52
90.01 TO 100.00                0.01%    16.22%       74317.03       8.81573        6.80619        2.23           37.83
TOTAL                          0.04%   100.00%       133587.87      7.30671        6.16171        1.63           39.62


PRIN BALANCE & FICO

PRIN BALANCE                 NA       451-500      501-550       551-600     601-650     651-700     701-750     751-800  801-850
------------                 --       -------      -------       -------     -------     -------     -------     -------  -------
(50,000 increments)
1 TO 50,000                 0.00%       0.00%        0.09%        0.51%       1.91%       1.21%       0.28%       0.07%    0.00%
50,001 TO 100,000           0.04%       0.01%        1.15%        5.59%       6.35%       2.50%       0.57%       0.14%    0.01%
100,001 TO 150,000          0.03%       0.00%        2.04%        6.80%       7.74%       2.64%       0.61%       0.14%    0.00%
150,001 TO 200,000          0.02%       0.00%        1.44%        4.77%       7.23%       2.58%       0.41%       0.13%    0.00%
200,001 TO 250,000          0.00%       0.00%        1.11%        4.25%       5.44%       1.98%       0.69%       0.13%    0.03%
250,001 TO 300,000          0.00%       0.03%        0.62%        2.67%       4.30%       1.56%       0.36%       0.17%    0.00%
300,001 TO 350,000          0.00%       0.00%        0.43%        1.97%       3.35%       1.38%       0.31%       0.04%    0.00%
350,001 TO 400,000          0.00%       0.00%        0.40%        1.50%       2.28%       1.48%       0.04%       0.00%    0.00%
400,001 TO 450,000          0.00%       0.00%        0.31%        0.71%       1.07%       0.16%       0.10%       0.15%    0.00%
450,001 TO 500,000          0.00%       0.00%        0.11%        0.74%       1.30%       0.67%       0.06%       0.00%    0.00%
500,001 TO 550,000          0.00%       0.00%        0.00%        0.12%       0.37%       0.12%       0.00%       0.00%    0.00%
550,001 TO 600,000          0.00%       0.00%        0.00%        0.07%       0.27%       0.00%       0.00%       0.00%    0.00%
600,001 TO 650,000          0.00%       0.00%        0.00%        0.00%       0.08%       0.00%       0.00%       0.00%    0.00%
700,001 TO 750,000          0.00%       0.00%        0.00%        0.00%       0.09%       0.00%       0.00%       0.00%    0.00%
TOTAL:                      0.09%       0.04%        7.70%       29.70%      41.76%      16.28%       3.43%       0.96%    0.04%

PRIN BALANCE                   TOTAL      CURRENT LTV       WAC         GROSS MARGIN   LITE DOC     STATED DOC
------------                   -----      ------------      ---         ------------   --------     ----------
(50,000 increments)
1 TO 50,000                     4.08%      0.9598         10.07071        7.22330        0.73           50.42
50,001 TO 100,000              16.35%      0.8467          8.12337        6.52976        0.42           31.47
100,001 TO 150,000             20.00%      0.8222          7.38173        6.38377        0.64           30.58
150,001 TO 200,000             16.57%      0.8152          7.15656        6.27058        1.40           37.43
200,001 TO 250,000             13.63%      0.8144          6.88511        6.11091        0.56           43.05
250,001 TO 300,000              9.70%      0.8177          6.80922        5.92190        3.39           51.05
300,001 TO 350,000              7.48%      0.8259          6.83177        5.97294        3.20           53.34
350,001 TO 400,000              5.69%      0.8177          6.59312        5.77413        5.50           51.36
400,001 TO 450,000              2.50%      0.8186          6.54629        5.60446        4.02           28.45
450,001 TO 500,000              2.88%      0.8252          6.45160        5.54466        1.99           44.79
500,001 TO 550,000              0.62%      0.8028          6.28225        5.02092        9.68           59.82
550,001 TO 600,000              0.33%      0.8800          6.57553        5.48559        0.00           0.00
600,001 TO 650,000              0.08%      0.7619          5.75000        5.00000        0.00           0.00
700,001 TO 750,000              0.09%      0.7962          6.27500        6.02500        0.00           0.00
TOTAL:                        100.00%      0.8292          7.30671        6.16171        1.63          39.62


PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM      NA       451-500      501-550    551-600     601-650       651-700     701-750     751-800   801-850
-----------------------      --       -------      -------    -------     -------       -------     -------     -------   -------
(whatever increments)
0                          0.00%       0.00%        1.59%       3.96%        6.61%       2.95%       0.60%        0.11%    0.00%
6                          0.00%       0.00%        0.00%       0.08%        0.00%       0.00%       0.00%        0.00%    0.00%
12                         0.00%       0.00%        0.35%       1.16%        1.80%       0.83%       0.21%        0.04%    0.00%
13                         0.00%       0.00%        0.00%       0.00%        0.07%       0.00%       0.00%        0.00%    0.00%
24                         0.08%       0.04%        3.77%      16.56%       22.07%       8.33%       2.02%        0.70%    0.03%
30                         0.00%       0.00%        0.02%       0.00%        0.02%       0.00%       0.00%        0.00%    0.00%
36                         0.00%       0.00%        1.69%       7.01%       10.16%       3.70%       0.56%        0.10%    0.00%
48                         0.00%       0.00%        0.00%       0.01%        0.00%       0.00%       0.00%        0.00%    0.00%
60                         0.00%       0.00%        0.29%       0.91%        1.02%       0.47%       0.05%        0.01%    0.00%
TOTAL:                     0.09%       0.04%        7.70%      29.70%       41.76%      16.28%       3.43%        0.96%    0.04%

PREPAYMENT PENALTY TERM         TOTAL      CURRENT LTV       WAC        GROSS MARGIN   AVG PRIN BAL    LITE DOC    STATED DOC
-----------------------         -----      -----------       ---        ------------   ------------    --------    ----------
(whatever increments)
0                               15.83%       0.8531         8.00224         6.47474       99806.34         0.19        42.01
6                                0.08%       0.9148         8.26076         7.08729      229300.27         0.00         0.00
12                               4.39%       0.8300         7.40338         6.36704      147337.75         2.18        46.56
13                               0.07%       0.6940         7.23869         6.23869      303432.30         0.00       100.00
24                              53.61%       0.8246         7.17990         6.10796      147599.07         2.10        42.69
30                               0.04%       0.8672         8.22232         7.98232      169486.75         0.00        44.98
36                              23.21%       0.8251         7.13456         6.01963      132540.69         1.41        30.33
48                               0.01%       0.8140         7.81036         0.00000       60660.24         0.00         0.00
60                               2.76%       0.8152         7.03325         6.47014      132439.50         2.01        33.37
TOTAL:                         100.00%       0.8292         7.30671         6.16171      133587.87         1.63        39.62

MORTG RATES & FICO

MORTG RATES                NA       451-500      501-550       551-600   601-650     651-700     701-750     751-800  801-850
-----------                --       -------      -------       -------   -------     -------     -------     -------  -------
(50 bps increment)
4.001 TO 4.500            0.00%       0.00%      0.00%          0.01%     0.06%        0.00%       0.00%      0.00%    0.00%
4.501 TO 5.000            0.00%       0.00%      0.00%          0.10%     0.25%        0.12%       0.00%      0.00%    0.00%
5.001 TO 5.500            0.00%       0.00%      0.00%          0.40%     1.20%        0.51%       0.24%      0.04%    0.00%
5.501 TO 6.000            0.00%       0.00%      0.08%          1.69%     4.13%        2.42%       0.66%      0.11%    0.00%
6.001 TO 6.500            0.00%       0.00%      0.68%          3.64%     8.07%        3.24%       0.84%      0.15%    0.00%
6.501 TO 7.000            0.00%       0.00%      1.53%          6.13%    10.30%        4.50%       0.68%      0.30%    0.03%
7.001 TO 7.500            0.00%       0.00%      1.47%          5.16%     5.91%        1.61%       0.20%      0.10%    0.00%
7.501 TO 8.000            0.01%       0.01%      1.60%          5.12%     4.75%        1.15%       0.16%      0.07%    0.00%
8.001 TO 8.500            0.02%       0.03%      0.92%          2.83%     2.02%        0.30%       0.05%      0.00%    0.00%
8.501 TO 9.000            0.02%       0.00%      0.84%          1.50%     1.33%        0.17%       0.01%      0.00%    0.00%
9.001 TO 9.500            0.01%       0.00%      0.28%          0.96%     0.71%        0.44%       0.08%      0.03%    0.00%
9.501 TO 10.000           0.01%       0.00%      0.24%          1.22%     1.13%        0.55%       0.19%      0.09%    0.00%
10.001 TO 10.500          0.02%       0.00%      0.03%          0.64%     0.37%        0.37%       0.11%      0.02%    0.01%
10.501 TO 11.000          0.00%       0.00%      0.00%          0.25%     1.06%        0.79%       0.20%      0.04%    0.00%
11.001 TO 11.500          0.00%       0.00%      0.02%          0.04%     0.19%        0.08%       0.01%      0.00%    0.00%
11.501 TO 12.000          0.00%       0.00%      0.00%          0.01%     0.29%        0.02%       0.01%      0.00%    0.00%
12.501 TO 13.000          0.00%       0.00%      0.00%          0.00%     0.01%        0.00%       0.00%      0.00%    0.00%
TOTAL:                    0.09%       0.04%      7.70%         29.70%    41.76%       16.28%       3.43%      0.96%    0.04%

MORTG RATES                  TOTAL     CURRENT LTV      WAC       GROSS MARGIN   AVG PRIN BAL    LITE DOC    STATED DOC
-----------                  -----     -----------      ---       ------------   ------------    --------    ----------
(50 bps increment)
4.001 TO 4.500                0.06%     0.8606        4.38032         4.12874      181138.38         0.00         0.00
4.501 TO 5.000                0.47%     0.8093        4.92287         4.27174      206917.10         0.00        22.15
5.001 TO 5.500                2.38%     0.7858        5.36591         4.49542      224772.39         1.25        19.38
5.501 TO 6.000                9.09%     0.7916        5.84235         4.99328      209201.63         1.26        27.64
6.001 TO 6.500               16.61%     0.7992        6.31751         5.50337      195189.50         2.38        41.16
6.501 TO 7.000               23.46%     0.8030        6.80707         6.02917      171676.55         2.00        45.02
7.001 TO 7.500               14.44%     0.8264        7.29507         6.39836      149965.87         1.77        40.84
7.501 TO 8.000               12.88%     0.8435        7.79019         6.74540      136746.63         1.58        38.23
8.001 TO 8.500                6.17%     0.8579        8.28640         7.11694      124278.53         1.14        32.79
8.501 TO 9.000                3.88%     0.8630        8.76679         7.60142      105820.70         0.52        35.31
9.001 TO 9.500                2.51%     0.9075        9.35074         7.95447       77810.86         0.60        38.01
9.501 TO 10.000               3.44%     0.9189        9.81302         8.30410       57203.41         0.72        31.02
10.001 TO 10.500              1.57%     0.9100       10.30867         8.62972       58751.27         0.34        41.00
10.501 TO 11.000              2.34%     0.9888       10.81470         9.04193       42948.47         1.14        75.79
11.001 TO 11.500              0.35%     0.9783       11.29737        10.75341       38275.08         0.00        64.90
11.501 TO 12.000              0.32%     0.9924       11.90355         0.00000       32111.25         0.95        80.86
12.501 TO 13.000              0.01%     0.9998       12.28413         0.00000       27263.01         0.00        23.50
TOTAL:                      100.00%     0.8292        7.30671         6.16171      133587.87         1.63        39.62


MORTG RATES & LTV

MORTG RATES              LTV 0-10   LTV 11-20      21-30       31-40     41-50     51-60      61-70       71-80    81-90    91-100
-----------              --------   ---------      -----       -----     -----     -----      -----       -----    -----    ------
(50 bps increment)
4.001 TO 4.500             0.00%       0.00%        0.00%      0.00%     0.00%      0.00%     0.00%       0.02%    0.04%     0.00%
4.501 TO 5.000             0.00%       0.00%        0.00%      0.00%     0.00%      0.03%     0.00%       0.28%    0.08%     0.08%
5.001 TO 5.500             0.00%       0.00%        0.00%      0.00%     0.00%      0.06%     0.16%       1.83%    0.33%     0.00%
5.501 TO 6.000             0.00%       0.00%        0.00%      0.00%     0.04%      0.42%     0.40%       6.07%    1.78%     0.37%
6.001 TO 6.500             0.00%       0.00%        0.01%      0.01%     0.14%      0.26%     0.88%      10.99%    3.84%     0.49%
6.501 TO 7.000             0.00%       0.00%        0.00%      0.07%     0.21%      0.48%     1.22%      13.85%    6.61%     1.01%
7.001 TO 7.500             0.00%       0.01%        0.00%      0.05%     0.08%      0.26%     0.39%       7.11%    4.96%     1.58%
7.501 TO 8.000             0.00%       0.00%        0.00%      0.01%     0.12%      0.18%     0.46%       4.99%    4.33%     2.78%
8.001 TO 8.500             0.00%       0.00%        0.01%      0.01%     0.02%      0.06%     0.22%       1.87%    2.41%     1.58%
8.501 TO 9.000             0.00%       0.00%        0.01%      0.00%     0.01%      0.03%     0.08%       1.20%    1.46%     1.09%
9.001 TO 9.500             0.00%       0.00%        0.00%      0.00%     0.01%      0.01%     0.06%       0.57%    0.45%     1.41%
9.501 TO 10.000            0.00%       0.00%        0.00%      0.00%     0.00%      0.01%     0.08%       0.95%    0.31%     2.10%
10.001 TO 10.500           0.00%       0.00%        0.00%      0.00%     0.00%      0.00%     0.01%       0.62%    0.08%     0.86%
10.501 TO 11.000           0.00%       0.00%        0.00%      0.00%     0.00%      0.00%     0.00%       0.10%    0.01%     2.23%
11.001 TO 11.500           0.00%       0.00%        0.00%      0.00%     0.00%      0.00%     0.02%       0.00%    0.02%     0.31%
11.501 TO 12.000           0.00%       0.00%        0.00%      0.00%     0.00%      0.00%     0.00%       0.00%    0.01%     0.32%
12.501 TO 13.000           0.00%       0.00%        0.00%      0.00%     0.00%      0.00%     0.00%       0.00%    0.00%     0.01%
TOTAL:                     0.00%       0.01%        0.02%      0.15%     0.63%      1.79%     4.00%      50.46%   26.72%    16.22%

MORTG RATES                  TOTAL       AVG FICO    GROSS MARGIN   AVG PRIN BAL    LITE DOC    STATED DOC
-----------                  -----       --------    ------------   ------------    --------    ----------
(50 bps increment)
4.001 TO 4.500               0.06%       632.58         4.12874       181138.38        0.00         0.00
4.501 TO 5.000               0.47%       626.84         4.27174       206917.10        0.00        22.15
5.001 TO 5.500               2.38%       640.69         4.49542       224772.39        1.25        19.38
5.501 TO 6.000               9.09%       636.65         4.99328       209201.63        1.26        27.64
6.001 TO 6.500              16.61%       626.84         5.50337       195189.50        2.38        41.16
6.501 TO 7.000              23.46%       620.07         6.02917       171676.55        2.00        45.02
7.001 TO 7.500              14.44%       606.38         6.39836       149965.87        1.77        40.84
7.501 TO 8.000              12.88%       599.68         6.74540       136746.63        1.58        38.23
8.001 TO 8.500               6.17%       589.29         7.11694       124278.53        1.14        32.79
8.501 TO 9.000               3.88%       585.62         7.60142       105820.70        0.52        35.31
9.001 TO 9.500               2.51%       607.00         7.95447       77810.86         0.60        38.01
9.501 TO 10.000              3.44%       616.08         8.30410       57203.41         0.72        31.02
10.001 TO 10.500             1.57%       621.47         8.62972       58751.27         0.34        41.00
10.501 TO 11.000             2.34%       649.08         9.04193       42948.47         1.14        75.79
11.001 TO 11.500             0.35%       624.87         10.75341      38275.08         0.00        64.90
11.501 TO 12.000             0.32%       630.15         0.00000       32111.25         0.95        80.86
12.501 TO 13.000             0.01%       629.28         0.00000       27263.01         0.00        23.50
TOTAL:                     100.00%       615.69         6.16171       133587.87        1.63        39.62